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                                                                   Exhibit 10.28


                                   CART, INC.


                                       AND


                              [CUSTOMER TEAM NAME]



              CART ENGINE LEASE AGREEMENT 2003 ONE [1] CAR CONTRACT


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                             ENGINE LEASE AGREEMENT

     This engine lease agreement is entered into on the ____ day of _________, 2002, by and between CART, Inc., a Michigan corporation ("CART") located at 5350 Lakeview Parkway Drive South, Indianapolis, Indiana 46268 and Fittipaldi-Dingman Racing, whose principal place of business is __________________________________ (the "Team").


                                    RECITALS

     A. Cosworth Racing, Inc. ("Cosworth") has developed a 2.65 turbocharged racing engine known as XFE for use in the CART Racing Series and CART has purchased a number of the XFE race engines for the 2003 and 2004 race seasons.

     B. Team wishes to enter into a lease agreement with CART whereby, under the terms and conditions hereof, CART will lease to Team, Cosworth XFE engines.

     Therefore, in consideration of the mutual covenants and obligations contained herein, the parties agree as follows:

     I. ENGINE LEASE.

     CART agrees to lease to Team three (3) XFE engines (the "Engine") specifically for use in the 2003 Race Season ("Engine"). The Engines provided to Team shall be received from a pool of engines owned by CART and maintained by Cosworth. Team understands that it will not always be in possession of the same Engines, but will always be in possession of up to three (3) Engines that meet the specifications set forth on Schedule 1. Under no circumstances shall Team be entitled to be in possession of more than three (3) Engines and, Team will always have possession or the immediate right to acquire three (3) Engines.

     II. ENGINE SERVICE AGREEMENT.

     Team and CART agree that the engines leased hereunder will be maintained by Cosworth and Team agrees that it has or will, upon execution of this Agreement, enter into an "CART Customer Engine Service Agreement" with Cosworth on the terms and conditions acceptable to CART, Cosworth and the Team. The engines will be serviced by Cosworth as provided in the CART Customer Engine Service Agreement which shall govern the use and maintenance of the engines.

     III. INSTALLATION KIT.

     CART will provide to Team at no additional cost, one (1) Installation Kit as described on Schedule 1 attached hereto (the "Installation Kit"). Such Installation Kit shall be returned to CART upon termination of this Agreement.

     IV. ENGINE ABUSE AND CRASH DAMAGE.

     Engine abuse shall mean the occurrence of any of the circumstances described in the CART Engine Customer Service Agreement. Crash damage shall include any damage caused to an engine, while in the possession of Team, which results from either damage which is


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incurred in connection with racing activities, transportation of the engines or any other damage which occurs while the engine is in the possession of the Team.

     Team agrees that it will be responsible for and pay for all engine abuse and crash damage by arranging with Cosworth to have the engine either replaced or fixed as is necessary.

     V. PAYMENT.

     Team shall pay to CART a one time lease payment for the 2003 Racing Season in the amount of One Hundred Thousand Dollars ($100,000), payable in four (4) equal installments of $25,000 on the first day of January, April, July and October of 2003.

     VI. DELIVERY AND RETURN OF ENGINES.

     CART will arrange with Cosworth for the delivery and return of all race engines. Since the engines will be from an engine pool and be maintained by Cosworth on behalf of CART, Team agrees to comply with Cosworth's requirements with respect to delivery and return of the engines.

     VII. TERM.

     The term of this Agreement shall commence on the execution of this Agreement and shall terminate on November 30, 2003.

     VIII. TEAM'S OBLIGATIONS.

     Team will provide an adequately funded competitive team for and will make one entry in each CART race for 2003 and comply with all of the terms and conditions of the CART, Inc. 2003 Entrant Support and Participation Agreement. The Team will comprise the requisite competent skilled driver, technicians and other key personnel.

     The Team will: a) not run or test the engine outside of the Team's car; b) not open, break the seals, modify, strip, repair or rebuild the whole or any part of the engine or the Installation Kit; c) obtain Cosworth's prior written approval to any electrical or other modification to the Team's car that may effect the engine's performance; d) take all reasonable and proper care of the engines and the Installation Kit and indemnify CART against loss of or damage to the engines or the Installation Kit howsoever caused; and e) not during the term of this Agreement run any engine in a CART race other than the Engine.

     IX. SPONSORSHIP.

     Team agrees that it will display "Cosworth" decals as provided in the CART Customer Engine Service Agreement and engine badge decals as required by CART.

     X. WARRANTIES AND LIABILITIES.

     NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY OR OTHERWISE, NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE OF ANY KIND OR NATURE WHATSOEVER REGARDING THE ENGINE, INSTALLATION KIT OR LEASE KIT HAS BEEN, IS OR WILL BE MADE BY OR ON BEHALF OF CART INCLUDING, BUT NOT LIMITED TO, ANY REPRESENTATION OR


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WARRANTY OF THE CAPACITY, CONDITION, SUITABILITY OR FITNESS FOR A PARTICULAR
PURPOSE, PERFORMANCE, RELIABILITY, USE, QUALITY OR MERCHANTABILITY FOR ANY PARTICULAR PURPOSE AND ANY AND ALL SUCH REPRESENTATIONS AND WARRANTIES HEREBY ARE WAIVED BY TEAM AND EXCLUDED FROM THIS AGREEMENT, IT BEING UNDERSTOOD AND AGREED THAT THE SUPPLIED ITEMS ARE PROVIDED "AS IS" AND "WITH ALL FAULTS." CART SHALL NOT HAVE ANY OBLIGATION OR LIABILITY TO TEAM IN TORT, CONTRACT OR OTHER THEORY FOR ANY LOSS, INJURY OR DAMAGE THROUGH TEAM, ITS EMPLOYEES, DRIVERS, AGENTS OR CONTRACTORS AS A RESULT OF ANY DEFECT IN OR THE PROVISION FOR USE OF ANY OF THE ITEMS WHICH ARE THE SUBJECT OF THIS AGREEMENT.

     TO THE EXTENT PERMITTED BY LAW, TEAM HEREBY WAIVES ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY REQUIRE CART TO SELL, LEASE OR OTHERWISE USE ANY ENGINES OR RELATED EQUIPMENT IN MITIGATION OF DAMAGES OF CART OR WHICH MAY OTHERWISE LIMIT OR MODIFY ANY OF THE RIGHTS REMEDIES OF CART.

     TO THE EXTENT PERMITTED BY LAW, TEAM HEREBY WAIVES ANY AND ALL RIGHTS CONFERRED UPON A LESSEE AS PROVIDED IN STATE LAW.

     XI. RELEASE AND INDEMNIFICATION

     No officer or employee of CART will be liable to the Team in any circumstances for any loss, expense or damage of any kind (direct, indirect, financial or consequential and whether arising from negligence or otherwise) arising from any act or omission of his during the performance of his employment or other duties. All officers and employees of CART from time to time will be entitled to the benefit of the exemptions, limitations, terms and conditions in this Agreement, and for this purpose only CART enters into this Agreement as their agent.

     The Team agrees that the risk of personal injury or death to individuals as a result of racing the car powered by the Engine (whether a test or race) is substantial but it is a normal and ordinary risk insured against by the Team.

     Team shall defend, indemnify and hold harmless, CART, its parent, subsidiaries, and affiliated entities and the respective officers, directors, shareholders, employees, agents, distributors, dealers, successors and assigns, from and against any and all losses, claims, actions, suits, proceedings, damages, costs and expenses, including reasonable attorneys fees, arising out of or in connection with or related to the Team's racing and testing activities including, without limitation, damage or injury to, or death of, any Team employee, driver, agent or contractor; the performance or non-performance by or any breach or default of, team under this agreement, including, but not limited to, any of Team's testing or racing activities contemplated hereby, except that Team's indemnification obligation hereunder shall not apply to any losses resulting from the gross negligence or wilful misconduct of CART.

     The Parties recognise that the section is reasonable having regard to the unique environment of CART racing and the totality of the commercial arrangements between them including (without limitation) the amounts payable by the Team to CART hereunder and to the fact that if CART were to accept additional or more expensive liability than that prescribed in such clauses CART would require to be paid, and the Team would agree to pay higher amounts.


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     XII. FORCE MAJEURE

     Neither party will be liable to the other party for non-performance or delay in performance of any of its obligations under this Agreement due to causes reasonably beyond its control including without limitation fire, flood, strikes, labour troubles or other industrial disturbances, government regulation, war, terrorism, civil commotion and riots. Upon the occurrence of such force majeure condition the affected party will immediately notify the other party with as much detail as possible and will promptly inform the other party of any further developments. Immediately after the cause is removed, the affected party will proceed with the performance of such obligations with all due speed.

     XIII. INSURANCE.

     The Team will (at its own expense) insure the engines and the Installation Kit throughout the period that the Team is in possession or the Engines and Installation Kit are under its control and such insurance being with an insurance company acceptable to CART providing: 1.) indemnity with respect to all risks of material loss or damage except when the Engines and Installation Kit are being used for racing or testing to a value of $150,000 per Engine and full replacement value of the Installation Kit of $30,000; and 2.) an indemnity with respect to third party liability in an amount equal to $5,000,000 per occurrence. Under no circumstances may title to the Engines pass to the insurance company, even in the event of a total loss claim.

     XIV. OWNERSHIP.

     The Engine and Installation Kit is and shall at all times be and remain, the sole exclusive property of CART. Team shall have no right, title or interest therein, except as expressly set forth in this Agreement.

     XV. MAINTENANCE AND REPAIRS.

     Team shall maintain the Engine and Installation Kit in good order and condition of repair, safety, cleanliness, and appearance, ordinary wear and tear excepted and shall properly make all repairs and replacements necessary and appropriate to so maintain the Engine and Installation Kit.

     XVI. TERMINATION.

     This Agreement may be terminated by CART at any time or from time to time upon one (1) day's notice if any of the following occur:

          A. Team fails to enter into and abide by the terms and conditions of the CART Customer Engine Service Agreement with Cosworth;

          B. Fails to enter any CART Race without the prior written approval of CART; or

          C.  Breaches any of the terms or conditions of this Agreement.


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     XVII. ASSIGNMENT OR SUBLEASE.

     Except as otherwise expressly permitted in this Agreement, Team shall not license, sublease, sell, assign, convey, transfer, lend or encumber the Engine or Installation Kit. Team shall not assign this Agreement without first obtaining CART's express written consent to such assignment, which may be withheld at CART's sole discretion.

     XVIII. NON-WAIVER.

     No failure by CART to exercise any option hereunder or to enforce its rights or seek its remedies upon any default, and no acceptance by CART of any payments occurring before or after any default, shall affect or constitute a waiver of CART's rights to exercise that option, enforce that right, or seek that remedy with respect to that default or any prior or subsequent default.

     XIX. NO THIRD PARTY BENEFIT.

     This Agreement is intended for the benefit of CART and Team and, except as otherwise provided in this Agreement, their respective successors and assigns, and nothing contained in this Agreement shall be construed as creating any right or benefits in or to any third party.

     XX. NOTICES.

     Any notice or request required or desired to be given to either party shall be in writing and shall be deemed given when delivered personally to that party or deposited in the United States mail, first class, postage prepaid, addressed to that party at the address set forth at the beginning of this Agreement or, in either case, to such other addresses as that party may theretofore have designated in notice to the party giving notice.

     XXI. GOVERNING LAW.

     This Agreement has been negotiated and executed in the State of Indiana. It is the intention of all parties to this Agreement that all questions concerning the intention, validity, or meaning of this Agreement or related to the rights and obligations of the parties with respect to performance hereunder shall be construed and resolved in accordance with the laws of the State of Indiana.

     XXII. COMPLETE AGREEMENT.

     This document (including all schedules and exhibits attached to this Agreement, which are hereby incorporated herein by reference) contains the entire agreement between the parties and supercedes any prior discussions, representations, warranties, or agreements between them respecting the subject matter hereof. No changes, alterations, modifications, additions, or qualifications to this Agreement shall be made or be binding unless made in writing and signed by each of the parties.


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     In witness whereof, this Agreement is entered into on the date first set forth above.


CART, INC.                               TEAM

By:____________________________________  By:____________________________________

Name:__________________________________  Name:__________________________________

Title:_________________________________  Title:_________________________________


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Schedule 1 - Installation kit
Each full season entry will receive included in the lease fee a single, two part installation kit each year. This kit will service one chassis only and kits for any spare cars must be purchased.


MECHANICAL INSTALLATION KIT (LOLA PART NUMBERS TABULATED, REYNARD BRACKETED)
--------------------------------------------------------------------------------
PART NO.            DESCRIPTION                                          QTY/KIT
--------------------------------------------------------------------------------
XF8951              Wastegate assy (cans and actuator)                         2
--------------------------------------------------------------------------------
XF2091              Exhaust elbow (1)                                          8
--------------------------------------------------------------------------------
XF1077              Mount - fuel pump                                          1
--------------------------------------------------------------------------------
XF0475              Retaining nut - fuel pump                                  1
--------------------------------------------------------------------------------
XF0491 (XF1345)     Drive quill - fuel pump                                    1
--------------------------------------------------------------------------------
XF1323              Retaining clip - fuel pump                                 1
--------------------------------------------------------------------------------
PR2883              Bolt - fuel pump retaining                                 1
--------------------------------------------------------------------------------
XF2924              Dummy load cell                                            1
--------------------------------------------------------------------------------
XF2976              Bung - oil tank                                            1
--------------------------------------------------------------------------------
PP1849              Circlip - oil level sensor                                 1
--------------------------------------------------------------------------------
PP4887              'o' ring - oil level sensor                                2
--------------------------------------------------------------------------------
PP5321              'o' ring - oil level sensor                                1
--------------------------------------------------------------------------------
KK2064              G.p.s. drive kit                                           1
--------------------------------------------------------------------------------
XD0257              Diffuser ring - plenum end                                 1
--------------------------------------------------------------------------------
XD0258              Diffuser ring - turbo end                                  1
--------------------------------------------------------------------------------
XD1423              Bung - UEGO sensor boss                                    2
--------------------------------------------------------------------------------
PR4067              Washer - UEGO sensor boss                                  2
--------------------------------------------------------------------------------
XF                  Filter - air                                               1
--------------------------------------------------------------------------------
XF3340              Adapter - fuel tank scavenge filter                        2
--------------------------------------------------------------------------------
XF3339              Filter - fuel tank scavenge                                2
--------------------------------------------------------------------------------

(1) Team is responsible for exhaust system which will conform with CART specified lengths and diameters.


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--------------------------------------------------------------------------------
ELECTRICAL INSTALLATION KIT (LOLA PART NUMBERS TABULATED, REYNARD BRACKETED)
--------------------------------------------------------------------------------
PART NO.            DESCRIPTION                                          QTY/KIT
--------------------------------------------------------------------------------
XF9042 (XF9053)     Loom assy - chassis - complete r/h and l/h                 1
--------------------------------------------------------------------------------
XF8896 (XF8901)     Loom assy - low vis                                        1
--------------------------------------------------------------------------------
XF8895 (XF8900)     LOOM ASSY - DASH                                           1
--------------------------------------------------------------------------------
XF9046 (XF9057)     Loom assy - steering wheel                                 1
--------------------------------------------------------------------------------
XF9045 (XF9050)     Steering column and loom assy                              1
--------------------------------------------------------------------------------
XD8842 (XF8932)     G.p.s. assy                                                1
--------------------------------------------------------------------------------
XF9058              Gearshift sensor                                           1
--------------------------------------------------------------------------------
XF9049              Stuck throttle cut off switch assy                         1
--------------------------------------------------------------------------------
XF9051              Boost adjuster                                             1
--------------------------------------------------------------------------------
XF8779              Pig-tail Loom - POV                                        1
--------------------------------------------------------------------------------
XD8252              Pressure Transducer - top can                              1
--------------------------------------------------------------------------------
XF8231              Bench programming lead                                     1
--------------------------------------------------------------------------------
XF8199              Cable - comms ext                                          1
--------------------------------------------------------------------------------
XF8957              Loom assy - download                                       1
--------------------------------------------------------------------------------
XF8974              Loom assy - dummy battery                                  1
--------------------------------------------------------------------------------


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